ENERGY RECOVERY INVESTOR PRESENTATION

(NASDAQ: ERII)

May 2019

energy recovery®

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Seawater Reverse Osmosis (SWRO) Desalination Continues to Drive Growth

- Record first quarter revenue of $16M, 45% growth year on year
- 20,000th PX Pressure Exchanger shipped during Q1 2019
- Increasing global water demand provides positive outlook for 2019 and beyond
  - Record level backlog and project pipeline drive future optimism
  - Doubling manufacturing capacity over 18 months to meet anticipated demand
- Potential incremental demand from retrofit opportunities as aging thermal desalination plants switch to SWRO
  - Nearly 23 million cubic meters/day of thermal commissioned 1980 – 2018[1]
  - Potential for 100 – 150 new SWRO mega projects to maintain current supply[2]
- Extending upper bound of growth forecast to low teens; lower bound remains at 5%

Focus Remains on VorTeq Commercialization

- Rigorous testing ongoing at our Commercial Development Center outside Houston, TX
- Material advancements on system level design enhancements identified for commercialization
- Continuous testing capabilities allow for shorter R&D cycles, driving more rapid progress

[1]DesalData Forecasts; [2]Energy Recovery estimates

Strong Q1 Results

- 43% revenue growth year-over-year driven by water segment
- Water demand outlook continues to strengthen
- Net cash (and securities) position of over $91M

Compelling Product Gross Margins

- Profitability driven by PX Pressure Exchanger sales
- High margins expected to continue for foreseeable future

Revenue


Q1 2018 vs. Q1 2019
$14M
$20M
Q1'18
Q1'19

Product Gross Margins


Q1 2018 vs. Q1 2019
70.0%
69.3%
Q1'18
Q1'19

ABOUT ENERGY RECOVERY

energy recovery®

Who Are We

- A global, engineering-driven technology company delivering solutions for industrial fluid flow processes
- We drive meaningful, immediate cost savings and operational efficiencies for customers

Our Approach

- Convert wasted pressure energy into a reusable asset
- Preserve or eliminate pumps that are subject to and destroyed by hostile process fluids

Our Current Markets

- Water
- Oil & Gas



- Energy Recovery is anchored by world-class engineers
- One-third of our company holds engineering degrees
  - 9 Ph.Ds and 14 Masters Degrees
  - Over 45% increase in R&D headcount since 2013
- Advanced testing capabilities in CA and at-scale in TX
- Rapid concept to prototype process

R&D Spend as % of OPEX



20.5%
27.8%
32.9%
36.5%
2015
2016
2017
2018

Our In-House Expertise Spans Critical Engineering Disciplines

Fluid Mechanics & Aerodynamics	*Multi-Phase Flow*	*Material Science & Coatings*
Solid Mechanics	*Dynamics & Controls*	*Pumps and Turbines*
CFD & FEA	*Acoustics & Vibrations*	*Turbomachinery*
Hydrodynamic Bearings	*Tribology*	*Rotating Equipment*

Pressure Exchanger Key Components

Transfers energy with only one moving part (rotor)


End cover
Sleeve
Rotor
Cartridge

Fluid Flows in PX Pressure Exchanger


Housing
Low Pressure Frac Fluid IN
High Pressure Frac Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

How the PX Pressure Exchanger Works

Two fluids on opposite sides of the PX; the rotor duct is sealed, isolating high and low pressure fluid streams


Motive fluid
Driven fluid that will be pressurized and sent into system

Rotor duct rotates to pressure exchange phase

This fluid energy exchange happens continuously as the rotor spins at high speed

Rotor duct rotates to sealed phase

High pressure motive fluid contacts driven fluid, expelling driven fluid at high pressure into system


High pressure motive fluid enters PX
Low pressure driven fluid enters PX

Low pressure driven fluid contacts motive fluid, expelling motive fluid at low pressure

OUR PRODUCTS AND SOLUTIONS

Water

Energy Recovery Devices



PX® Pressure Exchanger®



AT™ Turbocharger

Pumps



AquaBold™ High Pressure Pump



Vertical Circulation Pump



Horizontal Circulation Pump

Oil & Gas

Hydraulic Fracturing Solution



VorTeq™

Mud Pumping Solution



MTeq™

Advanced Ceramics Manufacturing Capabilities Help Drive Water Success

- Vertically integrated ceramics manufacturing facility located in-house in CA
  - Creates potential competitive barrier to entry
- Best practices ensure high-quality production process
  - Approximately 99.9% of every PX Pressure Exchanger passes final stringent quality control before shipping



Ceramics Expertise Directly Translates to Tungsten Carbide for Oil & Gas Applications

- Similar manufacturing process for tungsten carbide PX Pressure Exchanger
  - Production follows comparable path – from powder to final machining
  - Rigid quality control and precision manufacturing



Seasoned Water Salesforce and Global Distribution Channel

- Salesforce's tenure delivers strategic advantages in a relationship-driven market
  - Business unit leader Rodney Clemente, a 20 year industry veteran, has overseen rapid water growth
  - Entrenched, stable global water team
- Strong relationships and extensive database enable early project identification

Oil & Gas Sales Strategy Differs Due to Our Position

- Licensing model is more effective for a newcomer in a large, mature and vastly competitive industry
  - De-risks market entry
  - The right partnerships provide quicker credibility
  - Eliminates need to build our own distribution channel
  - Reduces time to market


Headquarters
San Leandro, California
Madrid, Spain
Dubai, UAE
Shanghai, China
Water Sales Offices

Build and enhance infrastructure for growth

Commission Commercial Development Center



Grow and expand existing market presence in seawater desalination and beyond

Commercialize VorTeq

Revenue: 25% CAGR 2014-2018


$30M
$45M
$58M
$69M
$75M
2014
2015
2016
2017
2018

Product Gross Margin Strength


54.9%
56.2%
64.1%
67.1%
70.7%
2014
2015
2016
2017
2018

Net Cash and Securities Position of over $91M

- We are positioned to make critical investments in our business
  - Organic or inorganic opportunities to expand our water business
  - Commercialization and subsequent launch of VorTeq, further development of operational infrastructure
- Financially prepared for market fluctuations

energy recovery



Water – Our First Market Transformed

WE MAINTAIN A STRONG MARKET SHARE IN SWRO ENERGY RECOVERY DEVICES

- The PX Pressure Exchanger, our flagship desalination solution, delivers meaningful benefits
  - Reduces energy costs by up to 60%, delivering nearly $2B savings/year[1]
  - Lowers project lifecycle costs due to durability of products
  - SWRO plants using PXs produce enough fresh water to meet daily consumption of 52M people[1]
- The PX was first introduced in 1997
  - SWRO capacity began to grow exponentially around 2000
  - Shipped our 20,000th PX in Q1 2019

SWRO Desalination Cumulative Capacity[2]


Total Installed SWRO Capacity (m³/ day)
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
1966
1980
1990
2000
2010
Present

energy recovery

[1]Energy Recovery estimates; [2]DesalData Forecasts

OUR PX PRESSURE EXCHANGER RECYCLES HYDRAULIC ENERGY, REDUCES ENERGY COSTS

Without Energy Recovery Devices (ERDs)



Seawater
MEMBRANES
Low pressure potable water
HIGH PRESSURE PUMP
Pump pushes high pressure seawater through membranes
Energy wasted as high pressure brine hits valve
The Ocean[1]

- Energy consumption and costs made SWRO uneconomical historically
- Approx. 60% of energy wasted during SWRO prior to implementation of ERDs

With PX Pressure Exchanger



Incoming seawater routed to pump and PX
MEMBRANES
Low pressure potable water
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX transfers energy from high pressure brine to seawater
Main pump size reduced by 60%
PX DEVICE/ARRAY
The Ocean[1]

- PX reduces energy consumption and cost by approx. 60%
- Recycles energy, reduces high pressure pump size making SWRO more economical

[1]*Ocean or other geological mass*

Energy Recovery Devices

PX Pressure Exchanger

- Unmatched efficiencies for desalination up to 98%
- Highest uptime in the market (99.8%)
- Designed for up to 25+ years of useful life



AT Turbocharger

- Efficiencies up to 80%
- Volute insert technology for best efficiency range
- Lower initial capital costs



Pump Products

AquaBold High Pressure Pump

- Water lubricated bearing for long life and low maintenance
- Cast, duplex stainless steel hydraulics for higher quality and uptime



Vertical and Horizontal Circulation Pumps

- Specialized pumps pair with PX application
- Designed for long life with low maintenance
- Reliable performance in high suction pressure operating environments





~17M cubic meters/day of potable water produced[1]

~20,000 devices installed worldwide

~$2.0B/year saved for customers[2]

[1]Assuming all deployed devices are in operation; [2]Energy Recovery estimates

Fresh water demand is increasing, creating global demand gaps

- The world will only have 60% of the water it needs by 2030[1]
- Potable water demand expected to increase by roughly 30 percent by 2050[2]
- Water demand for agriculture is growing as salinity intrusion negatively impacts farm land

Desalinating seawater is an increasingly important part of meeting global water demand

- We are well-positioned to be part of the global supply solution
- SWRO expertise and commanding market position offers a springboard to growth

Continued Growth in SWRO Desalination CAPEX Spend 2014 – 2021[3]


$2.1B
$2.0B
$2.5B
$3.0B
$3.7B
$5.2B
$6.6B
$6.8B
2014
2015
2016
2017
2018
2019
2020
2021
Actual
Projected

[1]*Organisation for Economic Co-operation & Development (OECD);* [2]*United Nations World Wide Water Report;* [3]*DesalData Forecasts*

THERMAL DESALINATION DECOMMISSIONING CREATING INCREMENTAL DEMAND

- Thermal seawater desalination was the dominant technology before the PX
- Operational savings from devices like the PX made SWRO more economic than thermal
- Thermal plants being replaced by SWRO, creating incremental opportunity for Energy Recovery
  - Potential for 100 - 150 new SWRO mega projects to maintain water supply status quo[1]
- SWRO savings potential is significant vs. thermal



Desalination Capacity Increases by Decade³
Thousand cubic meters/day
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
100%
97%
3%
84%
16%
59%
41%
45%
55%
26%
74%
First PX Pressure Exchanger installed 1997 in Canary Islands
1961-1970
1971-1980
1981-1990
1991-2000
2001-2010
2011-2018
Thermal
SWRO
% market share of desalination technology

energy recovery

[1]*Energy Recovery estimates;* [2,3]*DesalData Forecasts*

OUR IP AND GLOBAL FOOTPRINT HAVE DRIVEN GROWTH AND PROFITABILITY

Consistent Revenue Growth

- Mega projects continue to drive 2019 revenues
- Owing to our robust pipeline and backlog, we expect strong growth to continue into 2020 and beyond

Extended Growth Cycle

- Upward revenue trend since 2014
- Evidence of extended cycle and upward shift in global demand curve

Exceptional Margins

- Water gross margins have grown from less than 54% in 2014 to roughly 70% today
- Margin strength provides optionality as growth initiatives are explored

Water Revenue and Gross Margin



Water Revenue
$11M
$16M
Q1'18
Q1'19
Water Gross Margin
70.8%
70.3%
Q1'18
Q1'19

Historical Water Revenues



+47%
+9%
+14%
+11%
$30M
$44M
$48M
$54M
$61M
2014
2015
2016
2017
2018

Historical Water Gross Margins



53.7%
56.2%
65.6%
70.5%
71.6%
2014
2015
2016
2017
2018

energy recovery

We Currently Focus on Only 1-2% of a Project's Capital Spend

- Energy recovery devices are critical to make plant operations affordable
  - We dominate this market
- Current standing serves as competitive barrier to entry
- Limited exposure to other areas of desalination spend
  - Small offering in Pumps (<1%)

Leverage Our Market Leadership Presence

- Our desalination position and distribution channel is a springboard to expand sales
- Focused on increasing offering in pumps and packaged/engineered solutions
- Utilize demand for and recognition of our strong PX Pressure Exchanger brand

Average Desal Project Capital Spend[1]


Intake/Outfalls 7%
Pretreatment 6%
Engineering & Design 22%
Installation & Fabrication 8%
Pumps 8%
Membranes 6%
Energy Recovery Devices (ERD) 1%
Permitting 1%
Other Equipment & Materials 41%

Energy Recovery dominates the ERD segment and has select offerings in Pumps

[1]*DesalData Forecasts for 2023*

Oil & Gas – Our Next Market to Transform

WE ARE APPLYING OUR WATER EXPERTISE TO OIL & GAS

- Our PX Pressure Exchanger technology can add strategic value to the Oil & Gas industry
- Water and Oil & Gas have similarities
  - High pressure fluid environments
  - Transference of hydraulic energy from a high-pressure fluid to a low-pressure fluid
- We have leveraged our Water experience to evolve our core competencies for Oil & Gas success
  - Advanced fluid & structural mechanics, bearing performance and material expertise of R&D
  - Precision manufacturing coupled with enhanced experimental capabilities
  - In-house simulation tools to model performance and results

Pump Preservation

Oil & Gas high pressure pumps present design and material challenges: Susceptible to abrasion, erosion, fatigue and corrosion

+

Our technology helps protect pumps: hostile fracing and drilling fluids handled by the PX, clean water processed by pumps

→

- ✓ **Increased life expectancy**
- ✓ **Increased reliability**
- ✓ **Reduced maintenance costs**
- ✓ **Lower CAPEX (less required redundancy)**

VorTeq


VorTeq

- Hydraulic fracturing technology solution
- Houses 12 PX Pressure Exchangers
- Designed to isolate and save frac pumps
- Addresses pump failure at frac sites
- Re-routes hostile frac fluid away from critical and costly pumps
- Currently in R&D stage

MTeq



- Mud pumping technology solution
- Houses three PX Pressure Exchangers
- Designed to isolate and save mud pumps
- Addresses pump failure at drilling sites
- Re-routes hostile drilling fluid away from critical and costly pumps
- Currently in R&D stage

VORTEQ PROTECTS HIGH PRESSURE PUMPS, REDUCES COSTS

Status Quo


Hostile fluids processed by pumps
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

- Pumps process water, chemicals and sand
- Pump assets quickly destroyed

With VorTeq


WATER TANK
Pumps are isolated, clean water fed to pumps
SAND TANK
CHEMICAL TANK
VorTeq processes water, sand and chemicals
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq
HP FRAC FLUID OUT
DOWNHOLE

- Maintenance savings ($3M - $4M[1])
- Lower pump redundancy and CAPEX ($1M - $2M[1])

Longer-term it may be possible to pair VorTeq with centrifugal pumps
Further decreases need for pumps ($8M to $12M savings[1])

[1]*Energy Recovery Estimates – savings measured in p/y p/fleet*

WE HAVE INVESTED TO ACCELERATE THE COMMERCIALIZATION PROCESS

We are accumulating runtime in the testing yard at our Commercial Development Center

- Energy Recovery personnel and equipment moved to our center in Q1 2019
- Rigorous VorTeq system testing and validation ongoing
  - Investing in additional personnel to expand testing capabilities to seven days/week
- Facility uses industry standard equipment to simulate the pressures, flow, and operating conditions of a real frac site
  - Allows us to confirm system reliability and repeatability in variable real-world conditions

Expanded testing capabilities help accelerate the path to commercialization

- Continuous access to testing resources speeds R&D cycle from design concept to validation and implementation
- Substantial progress made advancing and implementing system level design enhancements

The Center is an investment in the long-term success of our Oil & Gas business

- Houses advanced equipment to machine, inspect and test tungsten carbide components
- Enables rigorous testing of tungsten carbide pressure exchangers prior to field deployment

Entered into a 15 year license agreement with Schlumberger Technology Corporation

- Exclusive rights to VorTeq for on-shore hydraulic fracturing
  - Upfront **$75M** exclusivity fee
  - Two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPIs
    - ✓ Milestone 1 (M1): Frac at product licensee test facility
    - ✓ Milestone 2 (M2): Frac at customer exploration & production (E&P) well
  - Commercialization Highlights:
    - ✓ $1.5MM per VorTeq per year
    - ✓ Acceptance standards inclusive of M1 and M2, as well as other performance tests
    - ✓ Product licensee responsible for missile manufacturing; ERI provides PX Pressure Exchangers, housing and motors
    - ✓ Five years from first unit to full deployment across product licensee fleets

Liberty Oilfield Services carve-out (our early-stage test partner)

- Rights for up to 20 VorTeq units for up to 5 years
- We provide full missile and cartridges – vendors have been qualified
- Commercialization standards differ and thus speed to market may be faster
- Pricing based on contractual ROIC

MTEQ REPLACES POSITIVE DISPLACEMENT PUMPS, REDUCES COSTS

Status Quo


POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
POSITIVE DISPLACEMENT PUMP
MUD SOLIDS CONTROL

Positive displacement pumps process drilling fluid today, wearing down and destroying pump assets

With MTeq


CLEAN FLUID SOURCE
MTeq™
CENTRIFUGAL PUMP
CENTRIFUGAL PUMP
MUD SOLIDS CONTROL

Highly efficient centrifugal pumps process clean water, reduce/preserve pump assets, lengthen life and reduce costs

STRATEGIC SUMMARY

Water: Steady, Visible Growth

- Global water demand outlook continues to improve and leads to further optimism
- Robust backlog and pipeline driving expected water segment growth in 2019 and beyond
- Thermal to SWRO transition adds to potential long term demand trends
- Looking to leverage our current desalination position
  - Sales and distribution channel offers product portfolio expansion potential
  - Exploring organic and inorganic growth initiatives

Oil & Gas: Applying PX Pressure Exchanger Expertise to a New Industry

- VorTeq – Focus remains on expediting path towards commercialization and shortening design iteration cycle
- Commercial Development Center yard is operational
  - Accumulating critical runtime at representative scale

Financially Flexible Balance Sheet

- Solid net cash position allows for strategic options

THANK YOU

energy recovery®